UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2014

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •   Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—October 27, 2014

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2014.

Investment Objectives and Policies

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average for the six- and 12-month periods ended September 30, 2014.

For both periods, investment-grade corporate security selection, particularly the Portfolio’s focus on the financials sector, was a primary driver of the outperformance. Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed-market currencies, also contributed. For the 12-month period, an underweight in U.S. Treasuries, as credit sectors outperformed, as well as exposure to non-agency mortgages, contributed. Opportunistic exposure to high-yield corporates and an allocation to non-U.S. dollar holdings also boosted performance. For both periods, an allocation to inflation-linked securities detracted, as well as agency mortgage security selection.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration and yield curve positioning of the Portfolio; overall yield curve positioning detracted for the annual period primarily due to an underweight in 20-30 year maturities as the yield curve flattened, and had an immaterial impact for the six-month period. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods; currency forwards were utilized for both hedging and investment purposes to manage the Portfolio’s overall currency exposure.

Market Review and Investment Strategy

During the 12-month period ended September 30, 2014, markets remained heavily focused on both central bank monetary policy and global growth. Early in the period, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to expectations, interest rates continued to decline toward the end of the period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased, as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further

(Portfolio Manager Commentaries continued on next page)

2014 Annual Report	1

Portfolio Manager Commentary (continued)

easing by the ECB helped anchor U.S. Treasury yields. The U.S. Federal Open Market Committee (the “Committee”) also announced no changes to the stance of U.S. monetary policy after its mid-September meeting, easing concerns for higher interest rates. The Committee continued the reduction in asset purchases (tapering) and reaffirmed its views that U.S. interest rates will remain low until unemployment and inflation are more closely aligned with Fed targets. Despite the intra-period volatility, the ten-year U.S. Treasury yield declined by 0.12% during the annual period to end at a yield of 2.49%. The U.S. Treasury curve flattened as intermediate yields rose and longer-term yields declined.

Against this backdrop, fixed-income sectors benefited from the low-yield environment with major U.S. fixed-income sectors posting positive returns. Credit-sensitive securities generally outperformed Treasuries with corporate sectors, both investment-grade and high-yield, posting the strongest returns. Corporate fundamentals as well as earnings remained favorable, amid ample global liquidity and tighter spreads.

The risk profile of the Portfolio was reduced during the 12-month period, amid both increased volatility and tighter spread levels. The Portfolio has continued to hold notable underweights in U.S. Treasuries and agency mortgages. The Portfolio remains overweight asset-backed and commercial mortgage-backed securities, with continued exposure to high-yield corporates. Within corporate exposure, the Portfolio favors the financials sector on a relative value basis. With diverging global growth and central bank policies, the Portfolio’s currency exposure was increased late in the period, with a bias toward long U.S. dollar positions on expected U.S. dollar strength. The Portfolio’s overall duration remained short versus the benchmark, with an emphasis on 10-year maturities, to benefit from the steepness of the U.S. yield curve.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may

Disclosures & Risks continued on next page

2014 Annual Report	3

Disclosures and Risks (continued)

produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown on page 6 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

2014 Annual Report	5

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2014	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio*	2.65%	5.21%	5.17%	4.96%	5.21%	May 17, 2002
Barclays U.S. Aggregate Bond Index	2.21%	3.96%	4.12%	4.62%	5.01%
Lipper Core Bond Funds Average	1.99%	4.32%	4.63%	4.24%	4.68%

*	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.55%, as of 01/31/14) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio

Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from September 30, 2004 through September 30, 2014.

Portfolio Summary—September 30, 2014 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments including derivative transactions, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% in Emerging Markets—Corporate Bonds and Governments—Sovereign Agencies.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

6	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2014	ENDING ACCOUNT VALUE SEPTEMBER 30, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB II Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,026.50	$2.29	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2014 Annual Report	7

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2014

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–22.5%
Industrial–12.6%
Basic–1.6%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	18	$18,229
Basell Finance Co. BV 8.10%, 3/15/27(a)		805	1,070,879
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		10	10,206
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		1,126	1,107,682
Dow Chemical Co. (The) 3.00%, 11/15/22		15	14,466
4.125%, 11/15/21		10	10,508
7.375%, 11/01/29		170	224,014
8.55%, 5/15/19		724	909,948
Glencore Funding LLC 4.125%, 5/30/23(a)		485	480,008
International Paper Co. 3.65%, 6/15/24		371	359,965
4.75%, 2/15/22		1,165	1,255,446
LYB International Finance BV 4.00%, 7/15/23		20	20,692
LyondellBasell Industries NV 5.75%, 4/15/24		1,481	1,719,423
Minsur SA 6.25%, 2/07/24(a)		1,290	1,410,541
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,043	983,889
Vale SA 5.625%, 9/11/42		598	585,094

			10,180,990

Capital Goods–1.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		1,056	1,021,680
Owens Corning 6.50%, 12/01/16(b)		1,711	1,884,918
Republic Services, Inc. 3.80%, 5/15/18		16	16,998
5.25%, 11/15/21		1,003	1,136,465
5.50%, 9/15/19		1,303	1,482,925
Yamana Gold, Inc. 4.95%, 7/15/24(a)		683	679,904

			6,222,890

Communications—Media–1.7%
21st Century Fox America, Inc. 3.00%, 9/15/22		65	63,145
4.50%, 2/15/21		55	59,755

6.15%, 3/01/37–2/15/41	U.S.$	708	$840,133
6.55%, 3/15/33		785	971,251
CBS Corp. 5.75%, 4/15/20		10	11,398
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		15	21,542
Comcast Corp. 5.15%, 3/01/20		15	17,001
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.50%, 3/01/16		5	5,174
3.80%, 3/15/22		684	695,197
4.45%, 4/01/24		864	899,817
4.60%, 2/15/21		10	10,868
5.00%, 3/01/21		15	16,610
5.20%, 3/15/20		255	285,584
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		1,155	1,201,200
Omnicom Group, Inc. 3.625%, 5/01/22		848	860,477
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		20	24,929
TCI Communications, Inc. 7.875%, 2/15/26		130	178,989
Time Warner Cable, Inc. 4.00%, 9/01/21		25	26,305
4.125%, 2/15/21		1,770	1,873,223
5.00%, 2/01/20		35	38,894
Time Warner, Inc. 3.40%, 6/15/22		63	63,050
4.70%, 1/15/21		1,155	1,264,017
Viacom, Inc. 3.875%, 4/01/24		600	597,509
5.625%, 9/15/19		510	580,318
6.25%, 4/30/16		5	5,411

			10,611,797

Communications—Telecommunications–1.5%
America Movil SAB de CV 3.125%, 7/16/22		1,403	1,362,425
American Tower Corp. 4.70%, 3/15/22		30	31,404
5.05%, 9/01/20		2,230	2,418,277
AT&T Corp. 8.00%, 11/15/31(b)		5	7,378
AT&T, Inc. 3.00%, 2/15/22		25	24,758
4.45%, 5/15/21		15	16,242
5.35%, 9/01/40		537	569,433
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	161,322
British Telecommunications PLC 9.625%, 12/15/30		41	64,381
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		607	627,625
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	30,449

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Rogers Communications, Inc. 4.00%, 6/06/22		CAD	256	$237,254
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	1,110	1,236,158
Verizon Communications, Inc. 3.85%, 11/01/42			791	690,738
6.55%, 9/15/43			1,417	1,770,389
Vodafone Group PLC 4.375%, 3/16/21			15	16,040

				9,264,273

Consumer Cyclical—Automotive–0.8%
Ford Motor Credit Co. LLC 5.00%, 5/15/18			1,984	2,166,818
5.875%, 8/02/21			930	1,069,336
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)			1,821	1,840,295

				5,076,449

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.50%, 3/01/18			35	35,107

Consumer Cyclical—Retailers–0.0%
Gap, Inc. (The) 5.95%, 4/12/21			25	28,431
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			38	39,585

				68,016

Consumer Non-Cyclical–1.3%
Actavis Funding SCS 3.85%, 6/15/24(a)			468	453,667
Ahold Finance USA LLC 6.875%, 5/01/29			20	25,240
Altria Group, Inc. 4.75%, 5/05/21			45	49,021
Bunge Ltd. Finance Corp. 5.10%, 7/15/15			1,108	1,145,459
8.50%, 6/15/19			19	23,596
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)			1,115	1,100,449
Kimberly-Clark Corp. 3.875%, 3/01/21			35	37,882
Kroger Co. (The) 3.40%, 4/15/22			1,934	1,939,274
Pfizer, Inc. 5.35%, 3/15/15			6	6,133
Reynolds American, Inc. 3.25%, 11/01/22			1,320	1,273,647
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24			647	669,878
Tyson Foods, Inc. 2.65%, 8/15/19			317	317,593
3.95%, 8/15/24			1,040	1,041,820
4.50%, 6/15/22			11	11,658

				8,095,317

Energy–3.3%
Anadarko Petroleum Corp. 6.375%, 9/15/17	U.S.$		5	$5,668
ConocoPhillips 4.60%, 1/15/15			6	6,069
6.00%, 1/15/20			25	29,412
ConocoPhillips Holding Co. 6.95%, 4/15/29			50	66,744
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43(d)			608	563,584
Encana Corp. 3.90%, 11/15/21			765	789,573
Energy Transfer Partners LP 4.65%, 6/01/21			25	26,545
6.125%, 2/15/17			140	154,552
6.625%, 10/15/36			120	138,903
6.70%, 7/01/18			744	856,497
7.50%, 7/01/38			1,373	1,748,656
Enterprise Products Operating LLC 3.35%, 3/15/23			30	29,527
5.20%, 9/01/20			536	601,866
Hess Corp. 7.875%, 10/01/29			149	202,269
Kinder Morgan Energy Partners LP 2.65%, 2/01/19			22	21,935
3.95%, 9/01/22			2,049	2,034,122
6.85%, 2/15/20			32	37,530
Marathon Petroleum Corp. 5.125%, 3/01/21			9	10,026
Nabors Industries, Inc. 4.625%, 9/15/21			12	12,897
5.10%, 9/15/23			1,140	1,235,079
Nisource Finance Corp. 6.80%, 1/15/19			25	29,402
Noble Energy, Inc. 4.15%, 12/15/21			10	10,601
8.25%, 3/01/19			2,356	2,913,071
Noble Holding International Ltd. 3.95%, 3/15/22(d)			1,030	1,003,184
4.90%, 8/01/20			203	214,805
Phillips 66 4.30%, 4/01/22			4	4,247
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)			1,471	1,607,980
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44			895	913,171
TransCanada PipeLines Ltd. 3.80%, 10/01/20			10	10,536
6.35%, 5/15/67			1,365	1,409,363
Transocean, Inc. 6.375%, 12/15/21			6	6,382
6.50%, 11/15/20			1,645	1,747,929
Valero Energy Corp. 6.125%, 2/01/20			15	17,395

2014 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Weatherford International Ltd./Bermuda 9.625%, 3/01/19	U.S.$	580	$744,613
Williams Partners LP 4.00%, 11/15/21		30	31,037
5.25%, 3/15/20		1,859	2,064,293

			21,299,463

Technology–0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		4	4,351
Baidu, Inc. 2.25%, 11/28/17		208	209,258
2.75%, 6/09/19		207	205,545
Hewlett-Packard Co. 2.75%, 1/14/19		8	8,125
3.75%, 12/01/20		14	14,516
4.65%, 12/09/21		911	986,754
HP Enterprise Services LLC 7.45%, 10/15/29		25	30,943
Intel Corp. 4.80%, 10/01/41		15	15,641
Motorola Solutions, Inc. 3.50%, 3/01/23		34	32,871
3.75%, 5/15/22		25	24,790
7.50%, 5/15/25		250	314,845
Oracle Corp. 5.25%, 1/15/16		53	56,163
Seagate HDD Cayman 4.75%, 1/01/25(a)		657	653,715
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2	2,087
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,132	1,144,237
Total System Services, Inc. 2.375%, 6/01/18		685	680,185
3.75%, 6/01/23		8	7,836

			4,391,862

Transportation—Airlines–0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,235	1,235,000
5.75%, 12/15/16		935	1,021,937

			2,256,937

Transportation—Railroads–0.0%
CSX Corp. 4.75%, 5/30/42		20	20,942

Transportation—Services–0.4%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		865	880,944
5.00%, 4/07/18(a)		844	909,258
Ryder System, Inc. 5.85%, 11/01/16		707	772,729
7.20%, 9/01/15		5	5,299

			2,568,230

			80,092,273

Financial Institutions–9.0%
Banking–5.0%
American Express Co. 2.65%, 12/02/22	U.S.$	11	$10,604
Bank of America Corp. 2.60%, 1/15/19		1,840	1,836,416
3.30%, 1/11/23		379	369,647
3.875%, 3/22/17		20	21,056
4.00%, 4/01/24		29	29,302
4.20%, 8/26/24		838	830,754
5.00%, 5/13/21		10	10,982
5.625%, 7/01/20		120	135,503
5.875%, 1/05/21		20	22,940
Bear Stearns Cos., LLC (The) 5.30%, 10/30/15		80	83,925
BPCE SA 5.70%, 10/22/23(a)		1,320	1,404,097
Capital One Financial Corp. 4.75%, 7/15/21		20	21,739
Citigroup, Inc. 3.375%, 3/01/23		45	44,309
Compass Bank 5.50%, 4/01/20		1,374	1,494,452
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		443	444,886
Countrywide Financial Corp. 6.25%, 5/15/16		1,040	1,120,984
Credit Suisse AG 6.50%, 8/08/23(a)		1,624	1,766,321
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		2,970	2,952,468
5.35%, 1/15/16		230	243,023
5.75%, 1/24/22		80	90,974
Series D 6.00%, 6/15/20		2,360	2,711,239
Series G 7.50%, 2/15/19		40	47,697
HSBC Holdings PLC 5.10%, 4/05/21		15	16,879
JPMorgan Chase & Co. 4.35%, 8/15/21		10	10,689
4.40%, 7/22/20		15	16,162
4.625%, 5/10/21		60	65,234
4.75%, 3/01/15		6	6,108
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		514	553,911
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,075	1,159,171
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,568	1,630,605
Morgan Stanley 3.75%, 2/25/23		10	9,987
5.625%, 9/23/19		998	1,123,424
7.25%, 4/01/32		35	46,446
Series G 5.50%, 7/24/20–7/28/21		1,946	2,190,192
6.625%, 4/01/18		25	28,631

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Murray Street Investment Trust I 4.647%, 3/09/17	U.S.$	274	$293,279
National Capital Trust II Delaware 5.486%, 3/23/15(a)(c)		655	661,943
Nationwide Building Society 6.25%, 2/25/20(a)		1,490	1,739,340
Nordea Bank AB 6.125%, 9/23/24(a)(c)		220	215,600
PNC Funding Corp. 5.125%, 2/08/20		40	45,100
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		745	782,250
Standard Chartered PLC 4.00%, 7/12/22(a)		2,175	2,232,833
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		539	542,359
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,549,782
Wells Fargo Bank NA 5.60%, 3/15/16		150	160,422
6.18%, 2/15/36		629	777,593

			31,551,258

Brokerage–0.0%
Nomura Holdings, Inc. 2.00%, 9/13/16		28	28,277

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		955	1,106,818
General Electric Capital Corp. 2.95%, 5/09/16		22	22,770
4.65%, 10/17/21		8	8,812
5.875%, 1/14/38		43	51,865
Series G 5.625%, 5/01/18		115	130,012
HSBC Finance Corp. 6.676%, 1/15/21		101	118,400

			1,438,677

Insurance–2.2%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		790	875,724
American International Group, Inc. 4.875%, 6/01/22		1,635	1,798,376
6.40%, 12/15/20		785	933,928
Coventry Health Care, Inc.
5.95%, 3/15/17		555	614,485
6.125%, 1/15/15		205	208,133
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		884	1,209,408
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		510	519,027
5.125%, 4/15/22		1,100	1,226,879
5.50%, 3/30/20		522	589,371
6.10%, 10/01/41		130	162,219

Humana, Inc. 6.45%, 6/01/16	U.S.$	250	$272,138
7.20%, 6/15/18		30	35,374
Lincoln National Corp. 8.75%, 7/01/19		698	889,151
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,241,600
MetLife, Inc. 4.75%, 2/08/21		350	386,686
6.75%, 6/01/16		25	27,429
7.717%, 2/15/19		556	679,936
10.75%, 8/01/39		10	16,150
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		492	757,455
Prudential Financial, Inc. 4.50%, 11/15/20		19	20,584
5.625%, 6/15/43		895	932,769
XLIT Ltd. 6.25%, 5/15/27		175	207,807

			13,604,629

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15		1,874	1,921,266

REITS–1.3%
HCP, Inc. 5.375%, 2/01/21		3,020	3,369,976
6.00%, 1/30/17		15	16,567
Health Care REIT, Inc. 5.25%, 1/15/22		3,010	3,330,053
6.20%, 6/01/16		30	32,570
Healthcare Realty Trust, Inc. 6.50%, 1/17/17		10	11,059
Trust F/1401 5.25%, 12/15/24(a)		1,410	1,466,400

			8,226,625

			56,770,732

Utility–0.7%
Electric–0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		20	24,751
CMS Energy Corp. 5.05%, 3/15/22		345	385,501
Constellation Energy Group, Inc. 5.15%, 12/01/20		575	636,616
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	45,075
Pacific Gas & Electric Co. 4.50%, 12/15/41		10	10,150
6.05%, 3/01/34		10	12,326
TECO Finance, Inc.
4.00%, 3/15/16		560	585,126
5.15%, 3/15/20		690	768,547
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	25,059

			2,493,151

2014 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Natural Gas–0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)	U.S.$	1,775	$1,831,623

			4,324,774

Non Corporate Sectors–0.2%
ABS—Other–0.1%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)		886	912,118

Agencies—Not Government Guaranteed–0.1%
OCP SA 5.625%, 4/25/24(a)		485	504,497
Petrobras International Finance Co. 5.75%, 1/20/20		20	21,044

			525,541

			1,437,659

Total Corporates—Investment Grades (cost $133,857,564)			142,625,438

MORTGAGE PASS-THROUGHS–20.4%
Agency Fixed Rate 30-Year–19.0%
Federal Home Loan Mortgage Corp. Gold 4.50%, 2/01/41		181	194,859
Series 2005 5.50%, 1/01/35		45	50,230
Series 2007 5.50%, 7/01/35		730	819,641
Federal National Mortgage Association 3.00%, 12/01/42–11/01/43		10,268	10,140,377
3.50%, 11/01/44, TBA		31,915	32,525,874
3.50%, 11/01/44, TBA		6,172	6,361,982
4.00%, 11/25/44, TBA		36,486	38,335,289
4.50%, 4/01/40–4/01/44		19,761	21,371,701
Series 2003 5.50%, 4/01/33–7/01/33		2,096	2,353,038
Series 2004 5.50%, 2/01/34–11/01/34		1,867	2,094,214
Series 2005 5.50%, 2/01/35		2,026	2,272,211
Series 2006 5.50%, 4/01/36		432	482,096
Series 2007 5.50%, 5/01/36–8/01/37		178	199,595
Series 2008 5.50%, 8/01/37		3	2,968
Series 2014
4.50%, 2/01/44		2,920	3,160,724

			120,364,799

Agency Fixed Rate 15-Year–1.4%
Federal National Mortgage Association 3.00%, 10/01/29, TBA		8,861	9,126,830

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.686%, 12/01/36(b)	U.S.$	2	$1,626
Series 2007 2.795%, 3/01/37(b)		2	2,466
Federal National Mortgage Association Series 2007 2.085%, 2/01/37(b)		4	4,755
2.424%, 3/01/37(e)		6	5,970

			14,817

Total Mortgage Pass-Throughs (cost $128,267,405)			129,506,446

ASSET-BACKED SECURITIES–15.2%
Autos—Fixed Rate–8.9%
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		2,525	2,532,873
Series 2014-1, Class A2 1.29%, 1/15/19		2,433	2,430,256
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		1,585	1,586,497
Series 2013-1, Class A2 0.49%, 6/08/16		76	76,058
Series 2013-3, Class A3 0.92%, 4/09/18		3,380	3,381,441
Series 2013-4, Class A3 0.96%, 4/09/18		1,205	1,207,266
Series 2013-5, Class A2A 0.65%, 3/08/17		461	460,798
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		1,233	1,233,245
Series 2014-A, Class A2
0.81%, 11/15/22(a)		782	780,824
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		2,535	2,587,541
Series 2014-1A, Class A 2.46%, 7/20/20(a)		1,831	1,823,385
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,080	1,073,367
Capital Auto Receivables Asset Trust Series 2013-1, Class A2
0.62%, 7/20/16		1,254	1,253,799
Series 2013-3, Class A2
1.04%, 11/21/16		2,500	2,508,797
Series 2014-1, Class B
2.22%, 1/22/19		360	362,147

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16	U.S.$	527	$528,296
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		2,267	2,266,931
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		1,027	1,029,382
Series 2014-B, Class A
1.11%, 11/15/18(a)		1,063	1,059,391
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		656	655,468
Series 2014-2, Class A2
1.05%, 3/20/20(a)		1,367	1,364,659
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		478	478,741
Series 2013-1A, Class A
1.29%, 10/16/17(a)		473	474,307
Series 2014-1A, Class A
1.29%, 5/15/18(a)		635	636,081
Series 2014-2A, Class A
1.06%, 8/15/18(a)		618	617,127
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		486	486,882
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	1,022	913,788
Series 2013-R4A, Class A1
1.487%, 8/15/15(a)		116	103,531
Series 2014-R2A, Class A1
1.353%, 3/15/16(a)		921	822,691
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17	U.S.$	1,865	1,871,466
Series 2012-D, Class B
1.01%, 5/15/18		860	854,174
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		1,823	1,818,195
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,455	1,452,417
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		1,665	1,662,742
Series 2013-1A, Class A2
1.83%, 8/25/19(a)		3,745	3,710,770
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,686	1,686,825
Series 2014-A, Class A2A 0.48%, 6/15/16		2,061	2,060,714

Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17	U.S.$	2,650	$2,657,295
Series 2013-5, Class A2A 0.64%, 4/17/17		460	459,941
Series 2014-2, Class A3 0.80%, 4/16/18		1,815	1,812,964
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,347	1,343,385

			56,126,457

Autos—Floating Rate–2.1%
Ally Master Owner Trust Series 2014-2, Class A 0.524%, 1/16/18(b)		161	161,526
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.554%, 9/15/17(a)(b)		3,257	3,263,832
Ford Credit Floorplan Master Owner Trust A Series 2010-3, Class A2 1.854%, 2/15/17(a)(b)		3,630	3,651,297
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(b)		4,370	4,373,981
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(b)		2,079	2,083,059

			13,533,695

Other ABS—Fixed Rate–1.2%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)		12	12,190
Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,764	1,770,974
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	730	651,576
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17	U.S.$	646	646,708
Series 2013-C, Class A2 0.63%, 1/17/17		715	715,662
Series 2013-D, Class A2 0.49%, 3/15/17		1,367	1,367,115
Series 2014-B, Class A4 1.61%, 5/17/21		1,119	1,110,947
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		1,614	1,614,155

			7,889,327

Credit Cards—Fixed Rate–1.2%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		794	791,180

2014 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	U.S.$	2,297	$2,296,439
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,908	1,913,089
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,815	1,822,147
Series 2014-B, Class A 0.61%, 7/15/19		724	723,868

			7,546,723

Credit Cards—Floating Rate–1.1%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.494%, 3/16/20(b)		1,880	1,880,060
Cabela’s Master Credit Card Trust Series 2012-1A, Class A2 0.684%, 2/18/20(a)(b)		1,270	1,279,459
Series 2014-1, Class A 0.504%, 3/16/20(b)		720	719,555
First National Master Note Trust Series 2013-2, Class A 0.684%, 10/15/19(b)		1,523	1,528,517
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.534%, 12/15/19(b)		1,570	1,572,876

			6,980,467

Other ABS—Floating Rate–0.4%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.534%, 7/20/19(b)		2,220	2,220,901

Home Equity Loans—Floating Rate–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.28%, 12/25/32(b)		277	266,384
GSAA Trust Series 2006-5, Class 2A3 0.425%, 3/25/36(b)		1,916	1,333,833
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.455%, 4/25/34(b)		124	118,341

			1,718,558

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		168	166,645

Total Asset-Backed Securities (cost $96,324,562)			96,182,773

GOVERNMENTS—TREASURIES–14.9%
United States–14.9%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	125	$114,531
2.875%, 5/15/43		85	79,621
3.00%, 5/15/42		120	115,875
3.125%, 2/15/43–8/15/44		4,345	4,275,912
3.375%, 5/15/44		2,945	3,040,712
3.625%, 8/15/43–2/15/44		3,958	4,278,040
3.75%, 11/15/43		5,640	6,233,960
4.50%, 2/15/36		528	651,668
4.625%, 2/15/40		11,680	14,793,444
5.375%, 2/15/31		2,494	3,301,043
8.125%, 8/15/21		384	531,360
U.S. Treasury Notes
0.125%, 4/30/15		490	490,192
0.25%, 10/31/14		120	120,019
0.375%, 6/30/15		350	350,807
0.50%, 7/31/17		235	231,438
0.625%, 8/31/17–4/30/18		350	344,657
0.75%, 6/30/17–2/28/18		390	383,818
0.875%, 11/30/16–1/31/18		1,569	1,568,420
1.00%, 8/31/16–3/31/17		60	60,386
1.375%, 9/30/18		250	248,438
1.50%, 6/30/16		160	162,831
1.625%, 3/31/19–11/15/22		460	444,158
1.75%, 5/15/23		159	150,702
2.00%, 11/15/21–2/15/23		265	258,874
2.125%, 8/15/21		125	124,375
2.375%, 8/15/24		11,464	11,331,453
2.50%, 8/15/23–5/15/24		38,143	38,249,421
2.625%, 4/30/16		390	403,620
2.75%, 11/15/23		1,689	1,731,225
3.75%, 11/15/18		328	356,239

Total Governments—Treasuries (cost $90,681,645)			94,427,239

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.8%
Non-Agency Fixed Rate CMBS–8.6%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,028	3,329,480
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4 5.89%, 9/11/38		1,364	1,450,722
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,705	1,695,176
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,495	2,501,564
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.974%, 3/15/49		731	773,058

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.97%, 5/15/46	U.S.$	1,434	$1,569,955
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,496	1,523,135
Series 2007-GG9, Class A4 5.444%, 3/10/39		4,745	5,111,192
Series 2013-CR6, Class A2 2.122%, 3/10/46		120	120,886
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		1,116	1,085,573
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		2,578	2,582,587
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		1,740	1,695,848
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,742	2,760,003
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,467,663
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		61	66,554
Series 2007-LDPX, Class A3 5.42%, 1/15/49		4,802	5,173,303
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,454	1,599,755
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,632	1,660,470
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4 4.742%, 2/15/30		8	7,708
Series 2006-C1, Class A4 5.156%, 2/15/31		45	46,630
Series 2007-C2, Class A3 5.43%, 2/15/40		33	35,461
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,113	1,116,304
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,629	1,743,799
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,964	6,363,813
Series 2007-9, Class A4
5.70%, 9/12/49		315	345,255

Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)	U.S.$	2,019	$2,017,964
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		1,075	1,066,609
Series 2012-C4, Class A5 2.85%, 12/10/45		2,137	2,076,131
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		2,247	2,257,151
Series 2014-C20, Class A2 3.036%, 5/15/47		1,128	1,160,031

			54,403,780

Non-Agency Floating Rate CMBS–1.2%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.054%, 6/11/27(a)(b)		1,316	1,317,781
Commercial Mortgage Pass-Through Certificates Series 2014-SAVA, Class A 1.304%, 6/15/34(a)(b)		1,117	1,117,018
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.856%, 12/05/31(a)(b)		1,345	1,344,720
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.074%, 6/15/29(a)(b)		1,760	1,758,897
PFP III Ltd. Series 2014-1, Class A 1.324%, 6/14/31(a)(b)		1,521	1,524,175
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.204%, 4/15/32(a)(b)		746	745,500

			7,808,091

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K010, Class A1 3.32%, 7/25/20		91	95,495
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	82,195

			177,690

Total Commercial Mortgage-Backed Securities (cost $62,350,803)			62,389,561

2014 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

CORPORATES—NON-INVESTMENT GRADES–3.5%
Financial Institutions–1.9%
Banking–1.8%
ABN AMRO Bank NV 4.31%, 3/10/16(c)	EUR	570	$730,738
Bank of Ireland 2.063%, 9/22/15(b)	CAD	965	829,334
Barclays Bank PLC 6.86%, 6/15/32(a)(c)	U.S.$	226	250,577
7.75%, 4/10/23		814	881,155
BNP Paribas SA 5.186%, 6/29/15(a)(c)		512	517,120
Credit Agricole SA 7.875%, 1/23/24(a)(c)		346	349,460
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		283	297,490
Danske Bank A/S 5.684%, 2/15/17(c)	GBP	614	1,032,713
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	1,828	2,304,539
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	1,201	1,170,178
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		682	777,480
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(c)		343	346,430
Societe Generale SA 4.196%, 1/26/15(c)	EUR	404	511,022
5.922%, 4/05/17(a)(c)	U.S.$	225	237,375
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,042	1,117,168

			11,352,779

Finance–0.1%
International Lease Finance Corp. 5.875%, 4/01/19		470	500,550

			11,853,329

Industrial–1.4%
Basic–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		645	670,800
Novelis, Inc./GA 8.375%, 12/15/17		143	148,720

			819,520

Communications—Media–0.1%
Univision Communications, Inc. 6.875%, 5/15/19(a)		520	542,100

Communications—Telecommunications–0.1%
Sprint Corp. 7.875%, 9/15/23(a)		885	938,100

Consumer Cyclical—Automotive–0.2%
General Motors Co. 3.50%, 10/02/18		640	650,400

Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20	U.S.$	304	$325,280

			975,680

Consumer Cyclical—Other–0.1%
KB Home 4.75%, 5/15/19		552	536,820
MCE Finance Ltd. 5.00%, 2/15/21(a)		418	401,280

			938,100

Consumer Non-Cyclical–0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		254	260,985

Energy–0.6%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		705	720,862
California Resources Corp. 5.50%, 9/15/21(a)		419	425,285
Cimarex Energy Co. 4.375%, 6/01/24		527	530,952
5.875%, 5/01/22		842	905,150
Paragon Offshore PLC 6.75%, 7/15/22(a)		105	88,725
7.25%, 8/15/24(a)		602	508,690
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	242,843
SM Energy Co. 6.50%, 1/01/23		72	74,880

			3,497,387

Services–0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		608	650,560

Technology–0.1%
Numericable Group SA 5.375%, 5/15/22(a)	EUR	274	357,607

Transportation—Services–0.0%
Hertz Corp. (The) 6.75%, 4/15/19	U.S.$	70	72,188

			9,052,227

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21		603	675,360
NRG Energy, Inc. 6.25%, 5/01/24(a)		457	458,142

			1,133,502

Total Corporates—Non-Investment Grades (cost $21,602,370)			22,039,058

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–3.4%
United States–3.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $22,142,749)	U.S.$	21,647	$21,699,889

COLLATERALIZED MORTGAGE OBLIGATIONS–2.9%
Non-Agency Fixed Rate–1.3%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 6/25/36		1,162	1,033,511
Series 2006-28CB, Class A14 6.25%, 10/25/36		795	692,483
Series 2006-J1, Class 1A13 5.50%, 2/25/36		745	687,603
CHL Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		630	590,156
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.612%, 5/25/35		748	739,819
Countrywide Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		272	256,870
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		1,089	1,014,593
Series 2006-13, Class 1A19 6.25%, 9/25/36		299	278,878
Series 2007-HYB2, Class 3A1 2.633%, 2/25/47		1,492	1,249,675
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		1,145	968,578
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.715%, 7/25/36		405	316,617
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 2.686%, 8/25/35		28	26,030
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		442	433,017

			8,287,830

Non-Agency Floating Rate–0.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.345%, 12/25/36(b)		2,030	1,253,514
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.405%, 3/25/35(b)		1,029	925,494

IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.275%, 7/25/36(b)	U.S.$	1,521	$1,176,934
Series 2006-AR27, Class 2A2 0.355%, 10/25/36(b)		1,607	1,385,739
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.817%, 2/25/47(b)		75	61,956

			4,803,637

GSE Risk Share Floating Rate–0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.405%, 11/25/23(b)		1,760	1,850,327
Series 2014-DN3, Class M3 4.157%, 8/25/24(b)		840	836,884
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.555%, 1/25/24(b)		858	913,201
Series 2014-C03, Class 1M1 1.355%, 7/25/24(b)		676	670,986
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 3.755%, 4/25/24(b)		511	496,225

			4,767,623

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.718%, 5/28/35		323	292,475

Total Collateralized Mortgage Obligations (cost $18,098,989)			18,151,565

AGENCIES–2.4%
Agency Debentures–2.4%
Federal Farm Credit Banks 0.184%, 2/13/15(b)		360	360,146
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,998	14,900,753

Total Agencies (cost $14,014,847)			15,260,899

QUASI-SOVEREIGNS–1.3%
Quasi-Sovereign Bonds–1.3%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		545	565,143

2014 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

China–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)	U.S.$		1,835	$1,881,747

Kazakhstan–0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)			1,426	1,585,712

Malaysia–0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(a)			2,675	2,990,923

Mexico–0.2%
Petroleos Mexicanos 3.50%, 7/18/18			1,061	1,100,257

Total Quasi-Sovereigns (cost $7,517,539)				8,123,782

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.4%
United States–0.4%
California GO Series 2010 7.625%, 3/01/40 (cost $2,035,965)			1,965	2,865,245

Company	Shares

PREFERRED STOCKS–0.3%
Financial Institutions–0.3%
Insurance–0.3%
Allstate Corp. (The) 5.10% (cost $1,897,200)			71,003	1,738,864

	Principal Amount (000)
GOVERNMENTS—SOVEREIGN BONDS–0.3%
Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15	U.S.$		73	74,825

Turkey – 0.3%
Turkey Government International Bond 4.875%, 4/16/43			1,821	1,641,176

Total Governments—Sovereign Bonds (cost $1,874,431)				1,716,001

EMERGING MARKETS—CORPORATE BONDS–0.2%
Industrial–0.2%
Communications—Telecommunications–0.1%
Comcel Trust 6.875%, 2/06/24(a)			355	374,525

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)	U.S.$		945	$996,975

Total Emerging Markets—Corporate Bonds (cost $1,292,039)				1,371,500

GOVERNMENTS—SOVEREIGN AGENCIES–0.1%
Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45			508	518,160

Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17			45	49,347

United Kingdom–0.0%
Royal Bank of Scotland Group PLC 5.00%, 10/01/14			125	125,000

Total Governments—Sovereign Agencies (cost $678,897)				692,507

Company	Shares
SHORT-TERM INVESTMENTS–16.2%
Investment Companies–12.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(f)(g) (cost $77,149,799)			77,149,799	77,149,799

		Principal Amount (000)
GOVERNMENTS—TREASURIES–3.0%
Japan Treasury Bills Series 468 Zero Coupon, 10/27/14 (cost $20,414,645)		JPY	2,100,000	19,147,067

Commercial Paper–1.0%
Svenska Handelsbanken AB Zero Coupon, 3/23/15(a) (cost $6,369,259)		U.S.$	6,376	6,369,259

Total Short-Term Investments (cost $103,933,703)				102,666,125

Total Investments—113.8% (cost $706,570,708)				721,456,892

Other assets less liabilities—(13.8)%				(87,425,254)

Net Assets—100.0%				$634,031,638

18	Sanford C. Bernstein Fund II, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	119	December 2014	$16,541,193	$16,410,844	$(130,349)
U.S. T-Note 2 Yr (CBT) Futures	136	December 2014	29,767,220	29,762,750	(4,470)
U.S. T-Note 5 Yr (CBT) Futures	12	December 2014	1,419,957	1,419,094	(863)
U.S. T-Note 10 Yr (CBT) Futures	78	December 2014	9,763,322	9,721,969	(41,353)

					$(177,035)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	329	CAD	359	10/10/14	$(8,854)
BNP Paribas SA	USD	3,216	JPY	351,475	10/17/14	(11,223)
BNP Paribas SA	AUD	5,478	USD	4,995	10/24/14	206,641
BNP Paribas SA	USD	19,612	JPY	2,100,000	10/27/14	(460,810)
BNP Paribas SA	JPY	2,100,000	USD	19,633	1/15/15	463,505
Citibank	USD	294	CAD	327	10/10/14	(2,259)
Deutsche Bank AG	CAD	10,254	USD	9,351	10/10/14	197,764
Goldman Sachs Bank USA	JPY	2,100,000	USD	20,499	10/27/14	1,348,109
HSBC Bank USA	NZD	4,117	USD	3,346	10/31/14	141,034
JPMorgan Chase Bank	GBP	578	USD	960	10/14/14	23,338
Royal Bank of Scotland PLC	EUR	3,691	USD	4,774	10/16/14	111,356
Royal Bank of Scotland PLC	USD	6,672	EUR	5,056	10/16/14	(285,104)
Royal Bank of Scotland PLC	JPY	695,831	USD	6,638	10/17/14	292,778
UBS AG	EUR	8,199	USD	10,822	10/16/14	465,350

						$2,481,625

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.16%	$10,890	$(758,963)	$(388,718)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.64	21,840	(355,972)	(64,444)

				$(1,114,935)	$(453,162)

* Termination date

2014 Annual Report	19

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	8,790	9/25/19	3 Month BKBM	4.390%	$8,685
Morgan Stanley & Co., LLC/(CME Group)	USD	3,220	6/25/21	2.243%	3 Month LIBOR	(12,889)
Morgan Stanley & Co., LLC/(CME Group)		14,500	11/04/23	2.691%	3 Month LIBOR	(300,653)
Morgan Stanley & Co., LLC/(CME Group)		4,500	1/14/24	2.980%	3 Month LIBOR	(176,686)
Morgan Stanley & Co., LLC/(CME Group)		3,970	2/14/24	2.889%	3 Month LIBOR	(113,485)
Morgan Stanley & Co., LLC/(CME Group)		5,670	4/28/24	2.817%	3 Month LIBOR	(166,623)
Morgan Stanley & Co., LLC/(CME Group)		3,200	5/29/24	3 Month LIBOR	2.628%	30,154
Morgan Stanley & Co., LLC/(CME Group)	NZD	5,900	9/25/24	4.628%	3 Month BKBM	(22,451)
Morgan Stanley & Co., LLC/(CME Group)	USD	2,000	9/25/43	3 Month LIBOR	3.722%	211,775

						$(542,173)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.41%	3,000	$52,057	$(62,734)	$114,791
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	767	1,842	(9,798)	11,640
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	450	1,080	(5,156)	6,236
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	313	750	(3,991)	4,741
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	310	744	(3,960)	4,704

				$56,473	$(85,639)	$142,112

* Termination date

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	11,590	1/30/17	1.059%	3 Month LIBOR	$(30,661)
JPMorgan Chase Bank, NA	12,780	2/07/22	2.043%	3 Month LIBOR	250,579

					$219,918

20	Sanford C. Bernstein Fund II, Inc.

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2014
Barclays Bank†	(0.25	)%*	—	$1,681,578

† The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2014

* Interest payment from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $124,603,837 or 19.7% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(e)	Variable rate coupon, rate shown as of September 30, 2014.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GO—General Obligation

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2014 Annual Report	21

Statement of Assets and Liabilities—September 30, 2014

INTERMEDIATE DURATION INSTITUTIONAL

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $629,420,909)	$644,307,093
Affiliated issuers (cost $77,149,799)	77,149,799
Due from broker (a)	1,350,770
Receivables:
Interest & dividends	3,268,294
Investment securities sold	152,365,518
Unrealized appreciation of interest rate swaps	250,579
Unrealized appreciation of credit default swaps	142,112
Unrealized appreciation of forward currency exchange contracts	3,249,875

Total assets	882,084,040

LIABILITIES
Reverse repurchase agreements	1,681,578
Due to custodian	94,290
Payables:
Dividends to shareholders	409,046
Investment securities purchased	244,374,223
Advisory fee	184,703
Capital shares redeemed	138,337
Margin owed to broker on exchange-traded derivatives	122,843
Administrative fee	14,764
Transfer Agent fee	1,500
Accrued expenses	146,568
Unrealized depreciation of interest rate swaps	30,661
Unrealized depreciation of forward currency exchange contracts	768,250
Upfront premium received on credit default swaps	85,639

Total liabilities	248,052,402

NET ASSETS	$634,031,638

SHARES OF CAPITAL STOCK OUTSTANDING	40,208,775

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.77

NET ASSETS CONSIST OF:
Capital stock, at par*	$40,209
Additional paid-in capital	601,658,617
Undistributed net investment income	1,636,001
Accumulated net realized gain on investment and foreign currency transactions	14,149,045
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	14,075,844
Foreign currency denominated assets and liabilities	2,471,922

$634,031,638

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2014

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$24,830,362
Dividends
Unaffiliated issuers	112,264
Affiliated issuers	49,893

Total income	24,992,519

Expenses:
Advisory fee (see Note 2A)	3,535,899
Custodian fee	214,963
Transfer Agent fee	18,400
Auditing and tax fees	89,322
Administrative	61,924
Directors’ fees and expenses	58,788
Legal fees	39,269
Registration fees	29,865
Printing fees	10,922
Miscellaneous	15,994

Total expenses	4,075,346
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(892,991)

Net expenses	3,182,355

Net investment income	21,810,164

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	16,048,509
Futures	1,800,320
Swaps	76,165
Foreign currency transactions	179,738

Net realized gain on investment and foreign currency transactions	18,104,732

Net change in unrealized appreciation/depreciation of:
Investments	(3,863,071)
Futures	(680,451)
Swaps	(1,709,778)
Foreign currency denominated assets and liabilities and other assets	2,782,396

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,470,904)

Net realized and unrealized gain on investment and foreign currency transactions	14,633,828

Net increase in net assets resulting from operations	$36,443,992

See Notes to Financial Statements.

2014 Annual Report	23

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$21,810,164	$25,883,815
Net realized gain on investment and foreign currency transactions	18,104,732	3,765,692
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(3,470,904)	(47,051,191)

Net increase (decrease) in net assets resulting from operations	36,443,992	(17,401,684)

Dividends and distributions to shareholders:
Dividends from net investment income	(20,636,911)	(30,779,134)
Distributions from net realized gain on investment transactions	(4,026,110)	(6,245,586)

Total dividends and distributions to shareholders	(24,663,021)	(37,024,720)

Capital-share transactions:
Net proceeds from sales of shares	94,905,676	220,573,541
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,623,104	29,480,795

Total proceeds from shares sold	115,528,780	250,054,336
Cost of shares redeemed	(226,067,682)	(568,065,035)

Net decrease in net assets from capital-share transactions	(110,538,902)	(318,010,699)

Net decrease in net assets	(98,757,931)	(372,437,103)

NET ASSETS:
Beginning of period	732,789,569	1,105,226,672

End of period (a)	$634,031,638	$732,789,569

(a) Includes undistributed net investment income of:	$1,636,001	$19,370

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$15.52	$16.39	$16.17		$16.08	$15.10

Income from investment operations
Investment income, net†	0.48	0.43	0.41		0.57	0.65
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	(0.70)	0.47	*	0.25	1.08
Contributions from Adviser	0	0	0.01	*	0	0

Total from investment operations	0.79	(0.27)	0.89		0.82	1.73

Less dividends and distributions:
Dividends from net investment income	(0.45)	(0.50)	(0.43)		(0.58)	(0.66)
Dividends from net realized gain on investment transactions	(0.09)	(0.10)	(0.24)		(0.15)	(0.09)

Total dividends and distributions	(0.54)	(0.60)	(0.67)		(0.73)	(0.75)

Net asset value, end of period	$15.77	$15.52	$16.39		$16.17	$16.08

Total return (a)	5.21%	(1.67)% **	5.70%	#	5.30%	11.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$634,032	$732,790	$1,105,227		$1,207,593	$1,123,905
Average net assets (000 omitted)	$707,180	$970,083	$1,146,019		$1,143,740	$1,105,250
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%		0.45%	0.45%	+
Expenses, before waivers/reimbursements	0.58%	0.55%	0.54%		0.54%	0.54%	+
Net investment income	3.08%	2.67%	2.54%		3.61%	4.19%	+
Portfolio turnover rate	260%	193%	136%		121%	105%

†	Based on average shares outstanding.
*	Amount reclassified from realized gain (loss) on investment transactions.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the year ended September 30, 2013 by 0.01%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2014 Annual Report	25

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that

26	Sanford C. Bernstein Fund II, Inc.

market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2014 Annual Report	27

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2014:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$0	$142,625,438	$0	$142,625,438
Mortgage Pass-Throughs	0	129,506,446	0	129,506,446
Asset-Backed Securities	0	84,187,342	11,995,431	96,182,773
Governments—Treasuries	0	94,427,239	0	94,427,239
Commercial Mortgage-Backed Securities	0	60,789,806	1,599,755	62,389,561
Corporates—Non-Investment Grades	0	22,039,058	0	22,039,058
Inflation-Linked Securities	0	21,699,889	0	21,699,889
Collateralized Mortgage Obligations	0	292,475	17,859,090	18,151,565
Agencies	0	15,260,899	0	15,260,899
Quasi-Sovereigns	0	8,123,782	0	8,123,782
Local Governments—Municipal Bonds	0	2,865,245	0	2,865,245
Preferred Stocks	1,738,864	0	0	1,738,864
Governments—Sovereign Bonds	0	1,716,001	0	1,716,001
Emerging Markets—Corporate Bonds	0	1,371,500	0	1,371,500
Governments—Sovereign Agencies	0	692,507	0	692,507
Short-Term Investments:
Investment Companies	77,149,799	0	0	77,149,799
Governments—Treasuries	0	19,147,067	0	19,147,067
Commercial Paper	0	6,369,259	0	6,369,259
Total Investments in Securities	78,888,663	611,113,953	31,454,276	721,456,892
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	0	3,249,875	0	3,249,875
Centrally Cleared Interest Rate Swaps	0	250,614	0	250,614	#
Credit Default Swaps	0	142,112	0	142,112
Interest Rate Swaps	0	250,579	0	250,579
Liabilities:
Futures	(177,035)	0	0	(177,035	)#
Forward Currency Exchange Contracts	0	(768,250)	0	(768,250)
Centrally Cleared Credit Default Swaps	0	(453,162)	0	(453,162	)#
Centrally Cleared Interest Rate Swaps	0	(792,787)	0	(792,787	)#
Interest Rate Swaps	0	(30,661)	0	(30,661)
Total+	$78,711,628	$612,962,273	$31,454,276	$723,128,177

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

28	Sanford C. Bernstein Fund II, Inc.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/13	$8,916,081	$3,858,909	$10,167,977
Accrued discounts/(premiums)	29,822	(2,773)	91,402
Realized gain (loss)	73,959	117,746	(701,114)
Change in unrealized appreciation/depreciation	33,670	(123,167)	1,284,258
Purchases	9,267,989	1,808,306	10,672,444
Sales	(6,326,090)	(4,059,266)	(3,655,877)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/14	$11,995,431	$1,599,755	$17,859,090

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$49,613	$(9,235)	$470,624

	BANK LOANS	TOTAL
Balance as of 9/30/13	$624,375	$23,567,342
Accrued discounts/(premiums)	0	118,451
Realized gain (loss)	(12,575)	(521,984)
Change in unrealized appreciation/depreciation	125,625	1,320,386
Purchases	0	21,748,739
Sales	(737,425)	(14,778,658)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$0	$31,454,276

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$0	$511,002

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of September 30, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and

2014 Annual Report	29

Notes to Financial Statements (continued)

the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including:

1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

30	Sanford C. Bernstein Fund II, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, which includes reclassifications of foreign currency gain (loss), paydown gain (loss), and swap income (loss), is reflected as an adjustment to the components of capital as of September 30, 2014, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$443,378	$(443,378)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent

2014 Annual Report	31

Notes to Financial Statements (continued)

necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2015 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2014, the aggregate amount of such fee waiver was $892,991.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2014 is as follows:

MARKET VALUE SEPTEMBER 30, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2014 (000)	DIVIDEND INCOME (000)
$98,162	$556,582	$577,594	$77,150	$50

Brokerage commissions paid on investment transactions for the year ended September 30, 2014 amounted to $4,916, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2014, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$170,453,770	$260,953,205
U.S. government securities	1,654,899,236	1,667,949,512

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$706,743,038

Gross unrealized appreciation	$19,556,346
Gross unrealized depreciation	(4,842,492)

Net unrealized appreciation	$14,713,854

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

32	Sanford C. Bernstein Fund II, Inc.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

2014 Annual Report	33

Notes to Financial Statements (continued)

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit

34	Sanford C. Bernstein Fund II, Inc.

protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

As of September 30, 2014, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

2014 Annual Report	35

Notes to Financial Statements (continued)

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

At September 30, 2014, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$250,614	*	Margin due from/owed to broker on exchange-traded derivatives	$969,822	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,249,875		Unrealized depreciation on forward currency exchange contracts	768,250
Interest rate contracts	Unrealized appreciation on interest rate swaps	250,579		Unrealized depreciation on interest rate swaps	30,661
Credit contracts	Unrealized appreciation on credit default swaps	142,112
Credit contracts				Margin due from/owed to broker on exchange-traded derivatives	453,162	*
Total		$3,893,180			$2,221,895

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,800,320	$(680,451)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(907,700)	2,796,877
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	465,870	(1,268,808)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(389,705)	(440,970)
Total		$ 968,785	$406,648

36	Sanford C. Bernstein Fund II, Inc.

The following table represents the volume of the Portfolio’s derivative transactions during the year ended September 30, 2014:

Futures:
Average original value of buy contracts	$33,474,569
Average original value of sale contracts	$7,570,759	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,636,058	(b)
Average principal amount of sale contracts	$45,104,584

Interest Rate Swaps:
Average notional amount	$24,370,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$49,799,886

Credit Default Swaps:
Average notional amount of sale contracts	$3,673,077

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$25,487,500

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for ten months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2014:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$670,146	$(480,887)	$0	$0	$189,259
Credit Suisse International:	56,473	0	0	0	56,473
Deutsche Bank AG	197,764	0	0	0	197,764
Goldman Sachs Bank USA	1,348,109	0	0	0	1,348,109
HSBC Bank USA	141,034	0	0	0	141,034
JPMorgan Chase Bank, NA	273,917	(30,661)	0	0	243,256
Royal Bank of Scotland PLC	404,134	(285,104)	0	0	119,030
UBS AG	465,350	0	0	0	465,350

Total	$3,556,927	$(796,652)	$0	$0	$2,760,275	^

2014 Annual Report	37

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$58,282	$0	$(58,282)	$0	$0
NewEdge USA, LLC**	64,561	0	(64,561)	0	0

Total	$122,843	$0	$(122,843)	$0	$0

OTC Derivatives:
BNP Paribas SA	$480,887	$(480,887)	$0	$0	$0
Citibank, NA	2,259	0	0	0	2,259
JPMorgan Chase Bank, NA	30,661	(30,661)	0	0	0
Royal Bank of Scotland PLC	285,104	(285,104)	0	0	0

Total	$798,911	$(796,652)	$0	$0	$2,259	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note 3.E for additional disclosure of netting arrangements regarding reverse repurchase agreements.

C.	Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2014, the Portfolio earned drop income of $3,399,614 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a

38	Sanford C. Bernstein Fund II, Inc.

segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2014, the average amount of reverse repurchase agreements outstanding was $3,825,247 and the daily weighted average interest rate was (0.50)%. During the year, the Portfolio received net interest payments from counterparties. At September 30, 2014, the Portfolio had reverse repurchase agreements outstanding in the amount of $1,681,578 as reported on the statement of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of September 30, 2014:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO MRA	ASSETS AVAILABLE FOR OFFSET	SECURITIES COLLATERAL PLEDGED†*	NET AMOUNT OF RVP LIABILITIES
Barclays	$1,681,578	$0	$(1,573,319)	$108,259

Total	$1,681,578	$0	$(1,573,319)	$108,259

†	Including accrued interest.
*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$22,951,349	$31,680,559
Net long-term capital gains	1,711,672	5,344,161

Total distributions paid	$24,663,021	$37,024,720

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$8,682,539	$9,400,547	$(21,129)	$14,679,904	$32,741,861

(a)	For the year ended September 30, 2014, the Portfolio elected to defer $21,129 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such

2014 Annual Report	39

Notes to Financial Statements (continued)

losses will retain their character as either short-term or long-term capital losses. As of September 30, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk–This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Derivatives Risk–The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

40	Sanford C. Bernstein Fund II, Inc.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2014 and September 30, 2013, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Shares sold	6,074,787	13,602,168
Shares issued to shareholders on reinvestment of dividends and distributions	1,322,736	1,837,504
Shares redeemed	(14,397,616)	(35,653,898)

Net decrease in shares outstanding	(7,000,093)	(20,214,226)
Shares outstanding at beginning of period	47,208,868	67,423,094

Shares outstanding at end of period	40,208,775	47,208,868

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2014.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2014 Annual Report	41

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio (the portfolio constituting the Sanford C. Bernstein Fund II, Inc.) (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio (the portfolio constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2014

42	Sanford C. Bernstein Fund II, Inc.

2014 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2014. For foreign shareholders, 47.75% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

2014 Annual Report	43

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Michael J. Downey*

William H. Foulk, Jr.*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	104	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	104	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

2014 Annual Report	45

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
John H. Dobkin,† 72 (2002)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	104	None

Michael J. Downey,† 70 (2005) 1/26/44	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	104	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr.,† 82 (2002)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	104	None

46	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
D. James Guzy,† 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	104	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin,† 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	104	None

2014 Annual Report	47

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorship Held By Director in the Past Five Years
Garry L. Moody,† 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	104	None

Earl D. Weiner,† 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	104	None

48	Sanford C. Bernstein Fund II, Inc.

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith, 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 52	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2009.

Shawn E. Keegan, 43	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2009.

Alison M. Martier, 57	Vice President	Senior Vice President of the Adviser† with which she has been associated since prior to 2009.

Douglas J. Peebles, 49	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2009.

Greg J. Wilensky, 47	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2009.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI† with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2009.

Stephen M. Woetzel, 43	Controller	Vice President of ABIS† with which he has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President at Director of Mutual Fund Compliance of the Adviser† since 2009.

2014 Annual Report	49

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.“3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Fund’s net assets on September 30, 2014.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/14 ($MM)
Intermediate Duration Institutional Portfolio[5]	0.50% on 1st $1 billion	$634.2
	0.45% on the balance

1 The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

50	Sanford C. Bernstein Fund II, Inc.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period: 6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/14)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.58%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets:9

FUND	NET ASSETS 9/30/14 ($MM)	ALLIANCEBERNSTEIN INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	$634.2	U.S. Strategic Core Plus 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25m	0.214%	0.500%

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

2014 Annual Report	51

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.500%[10]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[10]

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

52	Sanford C. Bernstein Fund II, Inc.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK
Intermediate Duration Institutional Portfolio	0.500	0.498	11/19

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.16

FUND	TOTAL EXPENSE RATIO (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.451	0.550	2/19	0.557	22/94

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during the calendar year 2013, relative to 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs.

15 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

2014 Annual Report	53

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
1 year	5.19	4.91	4.62	9/19	32/91
3 year	3.34	3.74	3.73	13/18	56/85
5 year	5.86	5.74	5.48	8/16	27/76
10 year	5.11	5.23	5.05	9/14	24/54

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 Fund performance returns were provided by Lipper.

21 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

54	Sanford C. Bernstein Fund II, Inc.

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 24

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	5.19	3.35	5.87	5.11	5.25	4.00	0.84	10
Barclays Capital U.S Aggregate Bond Index	3.97	3.04	4.47	4.80	5.03	3.24	0.96	10
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

23 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

24 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

2014 Annual Report	55

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0914

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2013	$57,500	$—	$13,344
	2014	$70,889	$—	$13,839

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2013	$386,515	$13,344
			$—
			$(13,344)
	2014	$382,644	$13,839
			$—
			$(13,839)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 21, 2014